Exhibit 10.31

DEED OF GUARANTEE

DEED POLL DATED: 25 July 2012

BY:	The Companies listed in Annex I hereto, whose place of incorporation and address are specified therein (each a “Member Guarantor” and collectively, the “Member Guarantors”).

In favour of each person who is from time to time a Holder of one or more of any of the (i) U.S.$150,000,000 3.68% Series D Guaranteed Senior Notes due 2019, (ii) U.S.$200,000,000 4.27% Series E Guaranteed Senior Notes due 2022, (iii) U.S.$150,000,000 4.42% Series F Guaranteed Senior Notes due 2024 and (iv) A$100,000,000 7.04% Series G Guaranteed Senior Notes due 2022 (collectively, together with all notes delivered in substitution or exchange for any of said notes pursuant to the Note and Guarantee Agreement referred to below, the “Notes”), in each case issued by FOXTEL MANAGEMENT PTY LIMITED (ABN 65 068 671 938), a company registered under the laws of Australia (“FOXTEL Management”), in its own capacity (in such capacity, the “Company”), pursuant to the Note and Guarantee Agreement dated as of 25 July 2012 (as amended, modified or supplemented from time to time, the “Note and Guarantee Agreement”), among the Company, Sky Cable Pty Limited (ABN 14 069 799 640) (“Sky Cable”), Telstra Media Pty Limited (ABN 72 069 799 640) (“Telstra Media” and, together with Sky Cable, the “Partners”), FOXTEL Management, in its capacity as agent for the Partners as a partnership carrying on the business of the FOXTEL Partnership and as agent for the FOXTEL Television Partnership (in all such capacities, the “Guarantor”), and each of the purchasers listed in Schedule A attached thereto.

Section 1. Definitions. Terms defined in the Note and Guarantee Agreement are used herein as defined therein.

Section 2. The Guarantee.

2.01 The Guarantee. It is acknowledged that the Company shall use the proceeds from the sale of the Notes to repay existing Indebtedness and for other general corporate purposes to the benefit of the FOXTEL Group, of which the Company and the Member Guarantors are a part. For such valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Member Guarantor hereby unconditionally, absolutely and irrevocably guarantees, on a joint and several basis, to each holder of a Note (each, a “Holder”) (a) the prompt payment in full, in U.S. Dollars, in the case of U.S. Dollar Notes, or Australian Dollars, in the case of the Series G Notes, when due (whether at stated maturity, by acceleration, by optional prepayment or otherwise) of the principal of and Make-Whole Amount or Modified Make-Whole Amount, if any, and interest on the Notes (including, without limitation, any interest on any overdue principal, Make-Whole Amount or Modified Make-Whole Amount, if any, and, to the extent permitted by applicable law, on any overdue interest and on amounts described in Section 13 of the Note and Guarantee Agreement) and all other amounts from time to time owing by the Company under the Note and Guarantee Agreement and under the Notes (including, without limitation, costs, expenses and taxes), and (b) the prompt performance and observance by the Company of all covenants, agreements and conditions on its part to be performed and observed under the Note and Guarantee

Agreement, in each case strictly in accordance with the terms thereof (such payments and other obligations being herein collectively called the “Guaranteed Obligations”). Each Member Guarantor hereby further agrees that if the Company shall default in the payment or performance of any of the Guaranteed Obligations, each Member Guarantor will (x) promptly pay or perform the same, without any demand or notice whatsoever, and that in the case of any extension of time of payment or renewal of any of the Guaranteed Obligations, the same will be promptly paid in full when due (whether at extended maturity, by acceleration, by optional prepayment or otherwise) in accordance with the terms of such extension or renewal and (y) pay to any Holder such amounts, to the extent lawful, as shall be sufficient to pay the reasonable costs and expenses of collection or of otherwise enforcing any of such Holder’s rights under the Note and Guarantee Agreement, including, without limitation, reasonable counsel fees.

All obligations of the Member Guarantors under this Section 2.01 shall survive the transfer of any Note, and any obligations of the Member Guarantors under this Section 2.01 with respect to which the related underlying obligation of the Company is expressly stated to survive the payment of any Note shall also survive the payment of such Note.

2.02 Obligations Unconditional. (a) The obligations of the Member Guarantors under Section 2.01 are joint and several and constitute a present and continuing guaranty of payment and not collectibility and are absolute, irrevocable and unconditional, irrespective of the value, genuineness, validity, regularity or enforceability of the obligations of the Company under the Note and Guarantee Agreement, the Notes or any other agreement or instrument referred to herein or therein, or any substitution, release or exchange of any other guarantee of or security for any of the Guaranteed Obligations, and, to the fullest extent permitted by applicable law, irrespective of any other circumstance whatsoever which might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor, it being the intent of this Section 2.02 that the obligations of the Member Guarantors hereunder shall be absolute, irrevocable and unconditional, under any and all circumstances. Without limiting the generality of the foregoing, it is agreed that the occurrence of any one or more of the following shall not alter or impair the liability of any Member Guarantor hereunder which shall remain absolute, irrevocable and unconditional as described above:

(1) any amendment or modification of any provision of the Note and Guarantee Agreement or any of the Notes or any assignment or transfer thereof, including without limitation the renewal or extension of the time of payment of any of the Notes or the granting of time in respect of such payment thereof, or of any furnishing or acceptance of security or any additional guarantee or any release of any security or guarantee (including the release of any other Member Guarantor as contemplated by Section 5.07) so furnished or accepted for any of the Notes;

(2) any waiver, consent, extension, granting of time, forbearance, indulgence or other action or inaction under or in respect of the Note and Guarantee Agreement or the Notes, or any exercise or non-exercise of any right, remedy or power in respect hereof or thereof;

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(3) any bankruptcy, receivership, insolvency, reorganization, arrangement, readjustment, composition, liquidation or similar proceedings with respect to the Company, the Guarantor or any other Person or the properties or creditors of any of them;

(4) the occurrence of any Default or Event of Default under, or any invalidity or any unenforceability of, or any misrepresentation, irregularity or other defect in, the Note and Guarantee Agreement, the Notes or any other agreement;

(5) any transfer or purported transfer of any assets to or from the Company or the Guarantor, including without limitation, any invalidity, illegality of, or inability to enforce, any such transfer or purported transfer, any consolidation or merger of the Company or the Guarantor with or into any Person, any change in the ownership of any shares of capital stock or other equity interests of the Company or the Guarantor, or any change whatsoever in the objects, capital structure, constitution or business of the Company or the Guarantor;

(6) any default, failure or delay, willful or otherwise, on the part of the Company or the Guarantor or any other Person to perform or comply with, or the impossibility or illegality of performance by the Company or the Guarantor or any other Person of, any term of the Note and Guarantee Agreement, the Notes or any other agreement;

(7) any suit or other action brought by, or any judgment in favour of, any beneficiaries or creditors of, the Company or the Guarantor or any other Person for any reason whatsoever, including without limitation any suit or action in any way attacking or involving any issue, matter or thing in respect of the Note and Guarantee Agreement, the Notes, any other Member Guarantee given by another Member Guarantor or any other agreement;

(8) any lack or limitation of status or of power, incapacity or disability of the Company or the Guarantor or any trustee or agent thereof; or

(9) any other thing, event, happening, matter, circumstance or condition whatsoever, not in any way limited to the foregoing (other than the indefeasible payment in full of the Guaranteed Obligations).

(b) The guarantee under this Section 2 is a guarantee of payment and not collectibility and each Member Guarantor hereby unconditionally waives diligence, presentment, demand of payment, protest and all notices whatsoever and any requirement that any Holder exhaust any right, power or remedy against the Company or the Guarantor under the Note and Guarantee Agreement or the Notes or any other agreement or instrument referred to herein or therein, or against any other Member Guarantor, or against any other Person under any other guarantee of, or security for, any of the Guaranteed Obligations.

(c) In the event that any Member Guarantor shall at any time pay any amount on account of the Guaranteed Obligations or take any other action in performance of its obligations hereunder, such Member Guarantor shall not exercise any subrogation or other rights hereunder or under the Notes and such Member Guarantor hereby waives all rights it may have to exercise any

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such subrogation or other rights, and all other remedies that it may have against the Company, the Guarantor or any other Member Guarantor, in respect of any payment made hereunder unless and until the Guaranteed Obligations shall have been indefeasibly paid in full. If any amount shall be paid to any Member Guarantor on account of any such subrogation rights or other remedy, notwithstanding the waiver thereof, such amount shall be received in trust for the benefit of the Holders and shall forthwith be paid to the Holders to be credited and applied upon the Guaranteed Obligations, whether matured or unmatured, in accordance with the terms hereof. Each Member Guarantor agrees that its obligations under this Deed of Guarantee shall be automatically reinstated if and to the extent that for any reason any payment (including payment in full) by or on behalf of the Company is rescinded or must be otherwise restored by any Holder, whether as a result of any proceedings in bankruptcy or reorganization or otherwise, all as though such amount had not been paid.

The guarantee in this Section 2 is a continuing guarantee and indemnity and shall apply to the Guaranteed Obligations whenever arising. Each default in the payment or performance of any of the Guaranteed Obligations shall give rise to a separate claim and cause of action hereunder, and separate claims or suits may be made and brought, as the case may be, hereunder as each such default occurs. This Section 2 is a principal and independent obligation and, except for stamp duty purposes, is not ancillary or collateral to another document, agreement, right or obligation.

If an event permitting or causing the acceleration of the maturity of the principal amount of the Notes shall at any time have occurred and be continuing and such acceleration (and the effect thereof on the Guaranteed Obligations) shall at such time be prevented by reason of the pendency against the Company or any other Person of a case or proceeding under a bankruptcy or insolvency law, each Member Guarantor agrees that, for purposes of this Deed of Guarantee and its obligations hereunder, the maturity of the principal amount of the Notes shall be deemed to have been accelerated (with a corresponding effect on the Guaranteed Obligations) with the same effect as if the Holders had accelerated the same in accordance with the terms of the Note and Guarantee Agreement, and each Member Guarantor shall forthwith pay such principal amount, any interest thereon, any Make-Whole Amount and any other amounts guaranteed hereunder without further notice or demand.

2.03 Exclusion of Subrogation and Other Rights. Until each Holder has received payment of all the Guaranteed Obligations owed to it and each Holder is satisfied that it will not have to repay any money received by it in connection with the Guaranteed Obligations, each Member Guarantor must not (either directly or indirectly):

(a) claim, exercise or attempt to exercise a right of set-off or any other right which might reduce or discharge such Member Guarantor’s liability under this Deed of Guarantee;

(b) claim or exercise a right of subrogation or a right of contribution or otherwise claim the benefit of any guarantee, security interest or negotiable instrument held or given, whether before or after this Deed of Guarantee is executed, as security for or otherwise in connection with the Guaranteed Obligations; or

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(c) unless each Holder has given a written direction to do so, (i) prove, claim or exercise voting rights in the winding up of the Company, the Guarantor or another Member Guarantor in competition with such Holder, (ii) if a demand has been made by a Holder hereunder, claim or receive the benefit of a distribution, dividend or payment arising out of the winding up of the Company, the Guarantor or another Member Guarantor or (iii) if a demand has been made by a Holder hereunder, demand, or accept payment of, any money owed to such Member Guarantor by the Company, the Guarantor or any other Member Guarantor.

2.04 No Claim in Winding Up; Limitation on Set Off. Despite any liability of the Company, the Guarantor or any Member Guarantor to any Member Guarantor, no Member Guarantor has a debt provable in the winding up of the Company, the Guarantor or any Member Guarantor unless:

(a) each Holder has received all of the Guaranteed Obligations owed to it and has notified the Member Guarantors in writing that it is satisfied that it will not have to repay any money received by it in reduction of the Guaranteed Obligations; or

(b) each Holder has given a written direction to the Member Guarantors to prove such debt in the winding up of the Company, the Guarantor or any Member Guarantor, as the case may be.

Each Member Guarantor agrees that if the Company, the Guarantor or any Member Guarantor is wound up no set-off between mutual debts of any Member Guarantor and the Company, the Guarantor or any Member Guarantor will occur until any such Member Guarantor has a provable debt.

2.05 No Marshalling. No Holder need resort to any other Member Guarantee, any other guarantee or security interest before exercising a power under this Deed of Guarantee.

2.06 Exercise of Holders’ Rights. (a) Each Holder may in its absolute discretion (i) demand payment of the Guaranteed Obligations from all or any of the Member Guarantors and (ii) proceed against all or any of them; and

(b) No Holder is obligated to exercise any of such Holder’s rights under this Deed of Guarantee against (i) all of the Member Guarantors or (ii) any of the Member Guarantors (even if the Holder has exercised rights against another Member Guarantor) or (iii) two or more of the Member Guarantors at the same time.

2.07 Rescission of Payment. Whenever any of the following occurs for any reason ( including under any law relating to bankruptcy, insolvency, liquidation, fiduciary obligations or the protection of creditors generally):

(a)

all or part of any transaction of any nature (including any payment or transfer) made during the term of this Deed of Guarantee which affects or relates in any way to the Guaranteed Obligations is void, set aside or voidable;

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(b)	any claim that anything contemplated by paragraph (a) is so upheld, conceded or compromised; or

(c)	any Holder is required to return or repay any money or asset received by it under any such transaction or the equivalent in value of that money or asset,

the relevant Holder will immediately become entitled against each Member Guarantor to all rights in respect of the Guaranteed Obligations which it would have had if all or the relevant part of the transaction or receipt had not taken place. Each Member Guarantor shall indemnify each Holder against any resulting loss, cost or expense. This clause shall continue after this Deed of Guarantee is discharged.

2.08 Limitation. Anything herein to the contrary notwithstanding, the liability of any Member Guarantor under this Deed Guarantee shall in no event exceed an amount equal to the maximum amount which can be guaranteed by such Member Guarantor under applicable laws relating to the insolvency of debtors and fraudulent conveyance.

2.09 Indemnity. (a) If any Guaranteed Obligations (or moneys which would have been Guaranteed Obligations if it had not been irrecoverable) are irrecoverable by any Holder from (x) any Transaction Party; or (y) any Member Guarantor on the footing of a guarantee, the Member Guarantors jointly and severally, unconditionally and irrevocably, and as a separate and principal obligation shall:

(1) indemnify each Holder against any loss suffered, paid or incurred by that Holder in relation to the non-payment of such money; and

(2) pay such Holder an amount equal to such money.

(b) Section 2.09(a) applies to the Guaranteed Obligations (or money which would have been Guaranteed Obligations if it had not been irrecoverable) which are or may be irrecoverable irrespective of whether:

(1) they are or may be irrecoverable because of any event described in Section 2.02(a);

(2) the transactions or any of them relating to that money are void or illegal or avoided or otherwise unenforceable;

(3) any matters relating to the Guaranteed Obligations are or should have been within the knowledge of any Holder; and

(4) they are or may be irrecoverable because of any other fact or circumstance (other than the indefeasible payment in full of the Guaranteed Obligations).

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Section 3. Representations and Warranties. Each Member Guarantor represents and warrants to the Holders that:

3.01 Organization; Power and Authority. Such Member Guarantor is a corporation or other legal entity duly organized, validly existing and, where legally applicable, in good standing under the laws of its jurisdiction of organization, and is duly qualified as a foreign entity and, where legally applicable, is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Such Member Guarantor has the corporate or other organizational power and authority to own or hold under lease the properties it purports to own or hold under lease, to transact the business it transacts and proposes to transact, to execute and deliver this Deed of Guarantee and to perform the provisions hereof.

3.02 Authorization, etc. This Deed of Guarantee has been duly authorized by all necessary corporate or other organizational action on the part of such Member Guarantor, and this Deed of Guarantee constitutes a legal, valid and binding obligation of such Member Guarantor enforceable against such Member Guarantor in accordance with its terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

3.03 Compliance with Laws, Other Instruments, etc. The execution, delivery and performance by such Member Guarantor of this Deed of Guarantee will not (i) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any property of such Member Guarantor under, any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, corporate charter, memorandum or articles of association, partnership agreement, regulations or by-laws or other organizational document, or any other agreement or instrument to which such Member Guarantor is bound or by which such Member Guarantor or any of its properties may be bound or affected, (ii) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree, or ruling of any court, arbitrator or Governmental Authority applicable to such Member Guarantor or (iii) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to such Member Guarantor.

3.04 Governmental Authorizations, etc. No consent, approval or authorization of, or registration, filing or declaration with, any Governmental Authority is required in connection with the execution, delivery or performance by such Member Guarantor of this Deed of Guarantee including, without limitation, any thereof required in connection with the obtaining of U.S. Dollars or Australian Dollars, as applicable, to make payments under this Deed of Guarantee and the payment of such U.S. Dollars or Australian Dollars, as applicable, to Persons resident in the United States of America, Canada, Japan or Australia, as the case may be, except for any consents, approvals, authorizations, registrations, filings or declarations which have been made or obtained and are in full force and effect. It is not necessary to ensure the legality, validity, enforceability or admissibility into evidence in the jurisdiction of organization of such Member Guarantor of this Deed of Guarantee, that this Deed of Guarantee or any other document be filed,

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recorded or enrolled with any Governmental Authority, or that any such agreement or document be stamped with any stamp, registration or similar transaction tax, except for any filings, recordations, enrollments or stamps which have been made or obtained and are in full force and effect.

3.05 Taxes. No liability for any Tax, directly or indirectly, imposed, assessed, levied or collected by or for the account of any Governmental Authority of or in the jurisdiction of organization of such Member Guarantor or any political subdivision thereof or therein will be incurred by such Member Guarantor or any Holder of a Note as a result of the execution or delivery of this Deed of Guarantee, except for any Taxes which have been paid.

3.06 Solvency. Such Member Guarantor is solvent and able to pay all its debts as and when they fall due and such Member Guarantor will not be rendered insolvent as a result of entering into the transactions contemplated by this Deed of Guarantee (after taking into consideration contingencies and contribution from others).

3.07 Ranking. Such Member Guarantor’s payment obligations under this Deed of Guarantee constitute direct and general obligations of such Member Guarantor and rank at least pari passu in right of payment, without preference or priority, with all other unsecured and unsubordinated Indebtedness of such Member Guarantor.

Section 4. Tax Indemnity. All payments whatsoever under this Deed of Guarantee will be made by the relevant Member Guarantor in lawful currency of the United States of America (in the case of payments in respect of the U.S. Dollar Notes) or Australia (in the case of payments in respect of the Series G Notes) free and clear of, and without liability for withholding or deduction for or on account of, any present or future Taxes of whatever nature imposed or levied by or on behalf of any jurisdiction other than the United States, Canada (in the case of any holder of Notes incorporated, organized or resident for tax purposes in Canada), Japan (in the case of any holder of Notes incorporated, organized or resident for tax purposes in Japan) or Australia (in the case of any holder of Notes incorporated, organized or resident for tax purposes in Australia) (or any political subdivision or taxing authority of or in such jurisdiction) (hereinafter a “Taxing Jurisdiction”), unless the withholding or deduction of such Tax is compelled by law.

If any deduction or withholding for any Tax of a Taxing Jurisdiction shall at any time be required in respect of any amounts to be paid by any Member Guarantor under this Deed of Guarantee, such Member Guarantor will pay to the relevant Taxing Jurisdiction the full amount required to be withheld, deducted or otherwise paid before penalties attach thereto or interest accrues thereon and pay to each Holder such additional amounts as may be necessary in order that the net amounts paid to such Holder pursuant to the terms of this Deed of Guarantee, after such deduction, withholding or payment (including, without limitation, any required deduction or withholding of Tax on or with respect to such additional amount), shall be not less than the amounts then due and payable to such Holder under the terms of this Deed of Guarantee before the assessment of such Tax, provided that no payment of any additional amounts shall be required to be made for or on account of:

(a) any Excluded Tax;

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(b) with respect to a Holder, provided that such Member Guarantor is registered under the laws of Australia, any Tax that would not have been imposed but for any breach by such Holder of any representation made or deemed to have been made by such Holder pursuant to Section 6.3(a), 6.3(c) or 6.3(d) of the Note and Guarantee Agreement;

(c) any Tax that would not have been imposed had any such Holder that is an Australian tax resident or holds the Note in connection with a permanent establishment in Australia provided such Member Guarantor with:

(i) its Australian business number; or

(ii) its Australian tax file number or evidence of an exemption from providing an Australian tax file number;

(d) any Tax that would not have been imposed but for the existence of any present or former connection between such Holder (or a fiduciary, settlor, beneficiary, member of, shareholder of, or possessor of a power over, such Holder, if such Holder is an estate, trust, partnership or corporation or any Person other than the Holder to whom the Notes or any amount payable thereon is attributable for the purposes of such Tax) and Australia or any other Taxing Jurisdiction in which such Member Guarantor is organized, other than the mere holding of the relevant Note with the benefit of this Deed of Guarantee or the receipt of payments thereunder or hereunder, including, without limitation, such Holder (or such other Person described in the above parenthetical) being or having been a citizen or resident thereof, or being or having been present or engaged in trade or business therein or having or having had an establishment, office, fixed base or branch therein, provided that this exclusion shall not apply with respect to a Tax that would not have been imposed but for such Member Guarantor, after the date that such Member Guarantor so became a Member Guarantor, changing its jurisdiction of organization to the Taxing Jurisdiction imposing the relevant Tax;

(e) any Tax that would not have been imposed but for the delay or failure by such Holder (following a written request by any Member Guarantor) in the filing with the relevant Taxing Jurisdiction of Forms (as defined below) that are required to be filed by such Holder to avoid or reduce such Taxes (including for such purpose any refilings or renewals of filings that may from time to time be required by the relevant Taxing Jurisdiction), provided that the filing of such Forms would not (in such Holder’s reasonable judgment) impose any unreasonable burden (in time, resources or otherwise) on such Holder or result in any confidential or proprietary income tax return information being revealed, either directly or indirectly, to any Person and such delay or failure could have been lawfully avoided by such Holder, and provided further that such Holder shall be deemed to have satisfied the requirements of this clause (e) upon the good faith completion and submission of such Forms (including refilings or renewals of filings) as may be specified in a written request of any Member Guarantor no later than 45 days after receipt by such Holder of such written request (accompanied by copies of such Forms and related instructions, if any); or

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(f ) any combination of clauses (a), (b), (c), (d) and (e) above;

and provided further that in no event shall any Member Guarantor be obligated to pay such additional amounts to any Holder (i) not resident in the United States of America, Canada, Japan, Australia or any other jurisdiction in which an original Purchaser is resident for tax purposes on the date of the Closing in excess of the amounts that such Member Guarantor would be obligated to pay if such holder had been a resident of the United States of America, Canada, Japan, Australia or such other jurisdiction, as applicable (and, to the extent applicable, for purposes of, and eligible for the benefits of, any double taxation treaty from time to time in effect between the United States of America, Canada, Japan, Australia or such other jurisdiction and the relevant Taxing Jurisdiction to the extent that such eligibility would reduce such additional amounts), or (ii) registered in the name of a nominee if under the law of the relevant Taxing Jurisdiction (or the current regulatory interpretation of such law) securities held in the name of a nominee do not qualify for an exemption from the relevant Tax and such Member Guarantor shall have given timely notice of such law or interpretation to such Holder.

By acceptance of any Note with the benefit of this Deed of Guarantee, the relevant Holder agrees, subject to the limitations of clause (e) above, that it will from time to time with reasonable promptness (x) duly complete and deliver to or as reasonably directed by any Member Guarantor all such forms, certificates, documents and returns provided to such Holder by such Member Guarantor (collectively, together with instructions for completing the same, “Forms”) required to be filed by or on behalf of such Holder in order to avoid or reduce any such Tax pursuant to the provisions of an applicable statute, regulation or administrative practice of the relevant Taxing Jurisdiction or of an applicable tax treaty and (y) provide any Member Guarantor with such information with respect to such Holder as such Member Guarantor may reasonably request in order to complete any such Forms, provided that nothing in this Section 4 shall require any Holder to provide information with respect to any such Form or otherwise if in the opinion of such Holder such Form or disclosure of information would involve the disclosure of tax return or other information that is confidential or proprietary to such Holder, and provided further that each such Holder shall be deemed to have complied with its obligation under this paragraph with respect to any Form if such Form shall have been duly completed and delivered by such Holder to the relevant Member Guarantor or mailed to the appropriate taxing authority, whichever is applicable, within 45 days following a written request of any Member Guarantor (which request shall be accompanied by copies of such Form) and, in the case of a transfer of any Note, at least 90 days prior to the relevant interest payment date.

On or before the date of this Deed of Guarantee, the relevant Member Guarantor will furnish each Purchaser with copies of the appropriate Form (and English translation if required as aforesaid) currently required to be filed in the relevant Taxing Jurisdiction pursuant to clause (e) of the second paragraph of this Section 4, if any, and in connection with the transfer of any Note, the relevant Member Guarantor will furnish the transferee of any Note with copies of any Form and English translation then required.

If any payment is made by any Member Guarantor to or for the account of any Holder after deduction for or on account of any Taxes, and additional amounts are paid by such Member Guarantor pursuant to this Section 4, then, if such Holder has received or been granted a refund of such Taxes, such Holder shall, to the extent that it can do so without prejudice to the

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retention of the amount of such refund, reimburse to such Member Guarantor such amount as such Holder shall, in its sole discretion, determine to be attributable to the relevant Taxes or deduction or withholding. Nothing herein contained shall interfere with the right of any Holder to arrange its tax affairs in whatever manner it thinks fit and, in particular, no Holder shall be under any obligation to claim relief from its corporate profits or similar tax liability in respect of such Tax in priority to any other claims, reliefs, credits or deductions available to it or (other than as set forth in clause (e) above) oblige any Holder to disclose any information relating to its tax affairs or any computations in respect thereof.

The relevant Member Guarantor will furnish the Holders, promptly and in any event within 60 days after the date of any payment by such Member Guarantor of any Tax in respect of any amounts paid under this Deed of Guarantee the original tax receipt issued by the relevant taxation or other authorities involved for all amounts paid as aforesaid (or if such original tax receipt is not available or must legally be kept in the possession of such Member Guarantor, a duly certified copy of the original tax receipt or any other reasonably satisfactory evidence of payment), together with such other documentary evidence with respect to such payments as may be reasonably requested from time to time by any Holder.

If any Member Guarantor is required by any applicable law, as modified by the practice of the taxation or other authority of any relevant Taxing Jurisdiction, to make any deduction or withholding of any Tax in respect of which such Member Guarantor would be required to pay any additional amount under this Section 4, but for any reason does not make such deduction or withholding with the result that a liability in respect of such Tax is assessed directly against any Holder, and such Holder pays such liability, then such Member Guarantor will promptly reimburse such Holder for such payment (including any related interest or penalties to the extent such interest or penalties arise by virtue of a default or delay by such Member Guarantor) upon demand by such Holder accompanied by an official receipt (or a duly certified copy thereof) issued by the taxation or other authority of the relevant Taxing Jurisdiction.

If any Member Guarantor makes payment to or for the account of any Holder and such Holder is entitled to a refund of the Tax to which such payment is attributable upon the making of a filing (other than a Form described above), then such Holder shall, as soon as practicable after receiving written request from such Member Guarantor (which shall specify in reasonable detail and supply the refund forms to be filed) use reasonable efforts to complete and deliver such refund forms to or as directed by such Member Guarantor, subject, however, to the same limitations with respect to Forms as are set forth above.

The obligations of the Member Guarantors under this Section 4 shall survive the payment or transfer of any Note and the provisions of this Section 4 shall also apply to successive transferees of the Notes.

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Section 5. Miscellaneous.

5.01 Amendments, Etc. This Deed of Guarantee may be amended, and the observance of any term hereof may be waived (either retroactively or prospectively), with (and only with) the written consent of each Member Guarantor and the Required Holders, except that no such amendment or waiver may, without the written consent of each Holder affected thereby, amend any of Section 2.01, 2.02, 4, this Section 5.01 or Section 5.04.

5.02 Notices. All notices and communications provided for hereunder shall be in writing and sent as provided in Section 20 of the Note and Guarantee Agreement (i) if to any Holder, to the address (whether electronic or physical) specified for such Holder in the Note and Guarantee Agreement and (ii) if to any Member Guarantor, to the address for such Member Guarantor set forth in Annex I hereto.

5.03 Jurisdiction and Process; Waiver of Jury Trial.

(a) Each Member Guarantor irrevocably submits to the non-exclusive jurisdiction of any New York State or federal court sitting in the Borough of Manhattan, the City of New York, over any suit, action or proceeding arising out of or relating to this Deed of Guarantee or any other document executed in connection herewith. To the fullest extent permitted by applicable law, each Member Guarantor irrevocably waives and agrees not to assert, by way of motion, as a defense or otherwise, any claim that it is not subject to the jurisdiction of any such court, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

(b) Each Member Guarantor agrees, to the fullest extent permitted by applicable law, that a final judgment in any suit, action or proceeding of the nature referred to in Section 5.03(a) brought in any such court shall be conclusive and binding upon it subject to rights of appeal, as the case may be, and may be enforced in the courts of the United States of America or the State of New York (or any other courts to the jurisdiction of which it or any of its assets is or may be subject) by a suit upon such judgment.

(c) Each Member Guarantor consents to process being served by or on behalf of any Holder in any suit, action or proceeding of the nature referred to in Section 5.03(a) by mailing a copy thereof by registered or certified or priority mail, postage prepaid, return receipt requested, or delivering a copy thereof in the manner for delivery of notices specified in Section 5.02, to National Registered Agents, Inc., at 111 Eighth Avenue, New York, NY 10011, as its agent for the purpose of accepting service of any process in the United States. Each Member Guarantor agrees that such service upon receipt (i) shall be deemed in every respect effective service of process upon it in any such suit, action or proceeding and (ii) shall, to the fullest extent permitted by applicable law, be taken and held to be valid personal service upon and personal delivery to it. Notices hereunder shall be conclusively presumed received as evidenced by a delivery receipt furnished by the United States Postal Service or any reputable commercial delivery service.

(d) Nothing in this Section 5.03 shall affect the right of any Holder to serve process in any manner permitted by law, or limit any right that the Holders may have to bring proceedings against any Member Guarantor in the courts of any appropriate jurisdiction or to enforce in any lawful manner a judgment obtained in one jurisdiction in any other jurisdiction.

12

(e) Each Member Guarantor hereby irrevocably appoints National Registered Agents, Inc. to receive for it, and on its behalf, service of process in the United States.

(f) EACH MEMBER GUARANTOR HEREBY WAIVES TRIAL BY JURY IN ANY ACTION BROUGHT ON OR WITH RESPECT TO THIS DEED OF GUARANTEE OR ANY OTHER DOCUMENT EXECUTED IN CONNECTION HEREWITH OR THEREWITH.

5.04 Obligation to Make Payment in Applicable Currency.

(a) Any payment on account of an amount that is payable by any Member Guarantor under this Deed of Guarantee in respect of any amount owed under the Note and Guarantee Agreement or the Notes shall be made in the respective currency specified in the Note and Guarantee Agreement or the Notes, as the case may be. Costs, expenses and indemnities payable pursuant to any provision of this Deed of Guarantee shall be paid in either U.S. Dollars or Australian Dollars depending on the currency in which such costs and expenses are incurred and billed to the Member Guarantors.

(b) Any payment on account of an amount that is payable by any Member Guarantor in U.S. Dollars which is made to or for the account of any Holder in any other currency, whether as a result of any judgment or order or the enforcement thereof or the realization of any security or the liquidation of any Member Guarantor, shall constitute a discharge of the obligation of the Member Guarantors under this Deed of Guarantee only to the extent of the amount of U.S. Dollars which such Holder could purchase in the foreign exchange markets in London, England, with the amount of such other currency in accordance with normal banking procedures at the rate of exchange prevailing on the London Banking Day following receipt of the payment first referred to above. If the amount of U.S. Dollars that could be so purchased is less than the amount of U.S. Dollars originally due to such Holder from any Member Guarantor, such Member Guarantor agrees to the fullest extent permitted by law, to indemnify and save harmless such Holder from and against all loss or damage arising out of or as a result of such deficiency.

(c) Any payment on account of an amount that is payable by any Member Guarantor in Australian Dollars which is made to or for the account of any Holder in any other currency, whether as a result of any judgment or order or the enforcement thereof or the realization of any security or the liquidation of any Member Guarantor, shall constitute a discharge of the obligation of the Member Guarantors under this Deed of Guarantee only to the extent of the amount of Australian Dollars which such Holder could purchase in the foreign exchange markets in London, England, with the amount of such other currency in accordance with normal banking procedures at the rate of exchange prevailing on the London Banking Day following receipt of the payment first referred to above. If the amount of Australian Dollars that could be so purchased is less than the amount of Australian Dollars originally due to such Holder from any Member Guarantor, such Member Guarantor agrees to the fullest extent permitted by law, to indemnify and save harmless such Holder from and against all loss or damage arising out of or as a result of such deficiency.

13

(d) The indemnities contained in the foregoing clauses (a) through (c) shall, to the fullest extent permitted by law, constitute obligations separate and independent from the other obligations contained in this Deed of Guarantee, shall give rise to a separate and independent cause of action, shall apply irrespective of any indulgence granted by such Holder from time to time and shall continue in full force and effect notwithstanding any judgment or order for a liquidated sum in respect of an amount due hereunder or under any judgment or order. As used herein the term “London Banking Day” shall mean any day other than a Saturday or Sunday or a day on which commercial banks are required or authorized by law to be closed in London, England.

5.05 Successors and Assigns. All covenants and other agreements of each of the Member Guarantors in this Deed of Guarantee shall bind its respective successors and assigns and shall inure to the benefit of the Holders and their respective successors and assigns.

5.06 Severability. Any provision of this Deed of Guarantee that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall (to the full extent permitted by law) not invalidate or render unenforceable such provision in any other jurisdiction.

5.07 Termination. Notwithstanding anything to the contrary contained herein, upon any notice by the Company with respect to any Member Guarantor as provided in, and satisfying the requirements of, Section 9.8(c) of the Note and Guarantee Agreement, such Member Guarantor shall be automatically released from this Deed of Guarantee and this Deed of Guarantee shall be of no further force and effect with respect to such Member Guarantor as at the date of such notice without the need for the consent, execution or delivery of any other document or the taking of any other action by any Holder or any other Person.

5.08 Additional Member Guarantors. One or more additional Members may become party to this Deed of Guarantee by executing and delivering to each holder an Accession Deed in the form of Annex II hereto, in which case each such Member shall, from and after the date of the execution and delivery of such Accession Deed, be for all purposes a “Member Guarantor” hereunder, and each such Member Guarantor shall be deemed to have made the representations and warranties in Section 3 hereof to each holder as of such date.

5.09 Shareholder Ratification. Each Member Guarantor that is a shareholder of another Member Guarantor hereby ratifies and confirms the entry by such other Member Guarantor into, and the performance by such other Member Guarantor of all of its obligations under, this Deed of Guarantee.

5.10 Deed Poll. This Deed of Guarantee shall take effect as a Deed Poll for the benefit of the Holders from time to time and for the time being.

14

5.11 Taxes. The Member Guarantors will pay all stamp, documentary or similar taxes or fees which may be payable in respect of the execution and delivery or the enforcement of this Deed of Guarantee in the United States, Australia or any other applicable jurisdiction or of any amendment of, or waiver or consent under or with respect to, this Deed of Guarantee, and will save each Holder to the extent permitted by applicable law harmless against any loss or liability resulting from nonpayment or delay in payment of any such tax or fee required to be paid by the Member Guarantors hereunder.

5.12 Governing Law. This Deed of Guarantee shall be governed by and construed in accordance with the laws of the State of New South Wales in the Commonwealth of Australia.

5.13 Counterparts. This Deed of Guarantee may be executed in any number of counterparts, each of which shall be an original but all of which shall constitute one instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto.

[Signature pages follow]

15

EXECUTED AS A DEED by the Member Guarantors as of the day and year first above written.

Executed as a deed in accordance with section 127 of the Corporations Act 2001 by LGI INVESTMENTS 1 PTY LIMITED:

/s/ Richard Freudenstein	/s/ Lynette Ireland
Director Signature	Secretary Signature

RICHARD FREUDENSTEIN	LYNETTE IRELAND
Print Name	Print Name

Signature Page to Deed of Guarantee

Executed as a deed in accordance with section 127 of the Corporations Act 2001 by LGI INVESTMENTS 2 PTY LIMITED:

/s/ Richard Freudenstein	/s/ Lynette Ireland
Director Signature	Secretary Signature

RICHARD FREUDENSTEIN	LYNETTE IRELAND
Print Name	Print Name

Signature Page to Deed of Guarantee

Executed as a deed in accordance with section 127 of the Corporations Act 2001 by AUSTAR UNITED COMMUNICATIONS PTY LIMITED:

/s/ Richard Freudenstein	/s/ Lynette Ireland
Director Signature	Secretary Signature

RICHARD FREUDENSTEIN	LYNETTE IRELAND
Print Name	Print Name

Signature Page to Deed of Guarantee

Executed as a deed in accordance with section 127 of the Corporations Act 2001 by LGI BIDCO PTY LIMITED:

/s/ Richard Freudenstein	/s/ Lynette Ireland
Director Signature	Secretary Signature

RICHARD FREUDENSTEIN	LYNETTE IRELAND
Print Name	Print Name

Signature Page to Deed of Guarantee

Executed as a deed in accordance with section 127 of the Corporations Act 2001 by AUSTAR UNITED HOLDINGS PTY LIMITED:

/s/ Richard Freudenstein	/s/ Lynette Ireland
Director Signature	Secretary Signature

RICHARD FREUDENSTEIN	LYNETTE IRELAND
Print Name	Print Name

Signature Page to Deed of Guarantee

Executed as a deed in accordance with section 127 of the Corporations Act 2001 by STV PTY. LTD.:

/s/ Richard Freudenstein	/s/ Lynette Ireland
Director Signature	Secretary Signature

RICHARD FREUDENSTEIN	LYNETTE IRELAND
Print Name	Print Name

Signature Page to Deed of Guarantee

Executed as a deed in accordance with section 127 of the Corporations Act 2001 by CHIPPAWA PTY. LTD.:

/s/ Richard Freudenstein	/s/ Lynette Ireland
Director Signature	Secretary Signature

RICHARD FREUDENSTEIN	LYNETTE IRELAND
Print Name	Print Name

Signature Page to Deed of Guarantee

Executed as a deed in accordance with section 127 of the Corporations Act 2001 by WINDYTIDE PTY. LTD.:

/s/ Richard Freudenstein	/s/ Lynette Ireland
Director Signature	Secretary Signature

RICHARD FREUDENSTEIN	LYNETTE IRELAND
Print Name	Print Name

Signature Page to Deed of Guarantee

Executed as a deed in accordance with section 127 of the Corporations Act 2001 by SELECTRA PTY. LTD.:

/s/ Richard Freudenstein	/s/ Lynette Ireland
Director Signature	Secretary Signature

RICHARD FREUDENSTEIN	LYNETTE IRELAND
Print Name	Print Name

Signature Page to Deed of Guarantee

Executed as a deed in accordance with section 127 of the Corporations Act 2001 by KIDILLIA PTY. LTD.:

/s/ Richard Freudenstein	/s/ Lynette Ireland
Director Signature	Secretary Signature

RICHARD FREUDENSTEIN	LYNETTE IRELAND
Print Name	Print Name

Signature Page to Deed of Guarantee

Executed as a deed in accordance with section 127 of the Corporations Act 2001 by DOVEVALE PTY. LTD.:

/s/ Richard Freudenstein	/s/ Lynette Ireland
Director Signature	Secretary Signature

RICHARD FREUDENSTEIN	LYNETTE IRELAND
Print Name	Print Name

Signature Page to Deed of Guarantee

Executed as a deed in accordance with section 127 of the Corporations Act 2001 by WOLLONGONG MICROWAVE PTY LTD:

/s/ Richard Freudenstein	/s/ Lynette Ireland
Director Signature	Secretary Signature

RICHARD FREUDENSTEIN	LYNETTE IRELAND
Print Name	Print Name

Signature Page to Deed of Guarantee

Executed as a deed in accordance with section 127 of the Corporations Act 2001 by CTV PTY. LTD.:

/s/ Richard Freudenstein	/s/ Lynette Ireland
Director Signature	Secretary Signature

RICHARD FREUDENSTEIN	LYNETTE IRELAND
Print Name	Print Name

Signature Page to Deed of Guarantee

Executed as a deed in accordance with section 127 of the Corporations Act 2001 by ILONA INVESTMENTS PTY. LTD.:

/s/ Richard Freudenstein	/s/ Lynette Ireland
Director Signature	Secretary Signature

RICHARD FREUDENSTEIN	LYNETTE IRELAND
Print Name	Print Name

Signature Page to Deed of Guarantee

Executed as a deed in accordance with section 127 of the Corporations Act 2001 by JACOLYN PTY. LTD.:

/s/ Richard Freudenstein	/s/ Lynette Ireland
Director Signature	Secretary Signature

RICHARD FREUDENSTEIN	LYNETTE IRELAND
Print Name	Print Name

Signature Page to Deed of Guarantee

Executed as a deed in accordance with section 127 of the Corporations Act 2001 by VINATECH PTY. LTD.:

/s/ Richard Freudenstein	/s/ Lynette Ireland
Director Signature	Secretary Signature

RICHARD FREUDENSTEIN	LYNETTE IRELAND
Print Name	Print Name

Signature Page to Deed of Guarantee

Executed as a deed in accordance with section 127 of the Corporations Act 2001 by MINORITE PTY. LTD.:

/s/ Richard Freudenstein	/s/ Lynette Ireland
Director Signature	Secretary Signature

RICHARD FREUDENSTEIN	LYNETTE IRELAND
Print Name	Print Name

Signature Page to Deed of Guarantee

Executed as a deed in accordance with section 127 of the Corporations Act 2001 by AUSTAR UNITED MOBILITY PTY LTD:

/s/ Richard Freudenstein	/s/ Lynette Ireland
Director Signature	Secretary Signature

RICHARD FREUDENSTEIN	LYNETTE IRELAND
Print Name	Print Name

Signature Page to Deed of Guarantee

Executed as a deed in accordance with section 127 of the Corporations Act 2001 by AUSTAR UNITED BROADBAND PTY LTD:

/s/ Richard Freudenstein	/s/ Lynette Ireland
Director Signature	Secretary Signature

RICHARD FREUDENSTEIN	LYNETTE IRELAND
Print Name	Print Name

Signature Page to Deed of Guarantee

Executed as a deed in accordance with section 127 of the Corporations Act 2001 by EISA FINANCE PTY LIMITED:

/s/ Richard Freudenstein	/s/ Lynette Ireland
Director Signature	Secretary Signature

RICHARD FREUDENSTEIN	LYNETTE IRELAND
Print Name	Print Name

Signature Page to Deed of Guarantee

Executed as a deed in accordance with section 127 of the Corporations Act 2001 by ARTSON SYSTEM PTY LTD:

/s/ Richard Freudenstein	/s/ Lynette Ireland
Director Signature	Secretary Signature

RICHARD FREUDENSTEIN	LYNETTE IRELAND
Print Name	Print Name

Signature Page to Deed of Guarantee

Executed as a deed in accordance with section 127 of the Corporations Act 2001 by AUSTAR UNITED HOLDCO1 PTY LTD:

/s/ Richard Freudenstein	/s/ Lynette Ireland
Director Signature	Secretary Signature

RICHARD FREUDENSTEIN	LYNETTE IRELAND
Print Name	Print Name

Signature Page to Deed of Guarantee

Executed as a deed in accordance with section 127 of the Corporations Act 2001 by CONTINENTAL CENTURY PAY TV PTY LIMITED:

/s/ Richard Freudenstein	/s/ Lynette Ireland
Director Signature	Secretary Signature

RICHARD FREUDENSTEIN	LYNETTE IRELAND
Print Name	Print Name

Signature Page to Deed of Guarantee

Executed as a deed in accordance with section 127 of the Corporations Act 2001 by UAP AUSTRALIA PROGRAMMING PTY LTD:

/s/ Richard Freudenstein	/s/ Lynette Ireland
Director Signature	Secretary Signature

RICHARD FREUDENSTEIN	LYNETTE IRELAND
Print Name	Print Name

Signature Page to Deed of Guarantee

Executed as a deed in accordance with section 127 of the Corporations Act 2001 by SATURN (NZ) HOLDING COMPANY PTY LTD:

/s/ Richard Freudenstein	/s/ Lynette Ireland
Director Signature	Secretary Signature

RICHARD FREUDENSTEIN	LYNETTE IRELAND
Print Name	Print Name

Signature Page to Deed of Guarantee

Executed as a deed in accordance with section 127 of the Corporations Act 2001 by CENTURY UNITED PROGRAMMING VENTURES PTY LIMITED:

/s/ Richard Freudenstein	/s/ Lynette Ireland
Director Signature	Secretary Signature

RICHARD FREUDENSTEIN	LYNETTE IRELAND
Print Name	Print Name

Signature Page to Deed of Guarantee

Executed as a deed in accordance with section 127 of the Corporations Act 2001 by XYZNETWORKS PTY LIMITED:

/s/ Richard Freudenstein	/s/ Lynette Ireland
Director Signature	Secretary Signature

RICHARD FREUDENSTEIN	LYNETTE IRELAND
Print Name	Print Name

Signature Page to Deed of Guarantee

Executed as a deed in accordance with section 127 of the Corporations Act 2001 by AUSTAR SATELLITE VENTURES PTY LTD:

/s/ Richard Freudenstein	/s/ Lynette Ireland
Director Signature	Secretary Signature

RICHARD FREUDENSTEIN	LYNETTE IRELAND
Print Name	Print Name

Signature Page to Deed of Guarantee

Executed as a deed in accordance with section 127 of the Corporations Act 2001 by AUSTAR ENTERTAINMENT PTY LIMITED:

/s/ Richard Freudenstein	/s/ Lynette Ireland
Director Signature	Secretary Signature

RICHARD FREUDENSTEIN	LYNETTE IRELAND
Print Name	Print Name

Signature Page to Deed of Guarantee

Executed as a deed in accordance with section 127 of the Corporations Act 2001 by AUSTAR SERVICES PTY LTD:

/s/ Richard Freudenstein	/s/ Lynette Ireland
Director Signature	Secretary Signature

RICHARD FREUDENSTEIN	LYNETTE IRELAND
Print Name	Print Name

Signature Page to Deed of Guarantee

Executed as a deed in accordance with section 127 of the Corporations Act 2001 by THE COUNTRY MUSIC CHANNEL PTY LIMITED:

/s/ Richard Freudenstein	/s/ Lynette Ireland
Director Signature	Secretary Signature

RICHARD FREUDENSTEIN	LYNETTE IRELAND
Print Name	Print Name

Signature Page to Deed of Guarantee

Executed as a deed in accordance with section 127 of the Corporations Act 2001 by THE WEATHER CHANNEL AUSTRALIA PTY LTD:

/s/ Richard Freudenstein	/s/ Lynette Ireland
Director Signature	Secretary Signature

RICHARD FREUDENSTEIN	LYNETTE IRELAND
Print Name	Print Name

Signature Page to Deed of Guarantee

Executed as a deed in accordance with section 127 of the Corporations Act 2001 by AUSTAR SATELLITE PTY LTD:

/s/ Richard Freudenstein	/s/ Lynette Ireland
Director Signature	Secretary Signature

RICHARD FREUDENSTEIN	LYNETTE IRELAND
Print Name	Print Name

Signature Page to Deed of Guarantee

Executed as a deed in accordance with section 127 of the Corporations Act 2001 by ARTIST SERVICES CABLE MANAGEMENT PTY LIMITED:

/s/ Peter Charles Tonagh	/s/ Lynette Ireland
Director Signature	Secretary Signature

PETER CHARLES TONAGH	LYNETTE IRELAND
Print Name	Print Name

Signature Page to Deed of Guarantee

Executed as a deed in accordance with section 127 of the Corporations Act 2001 by CUSTOMER SERVICES PTY LIMITED:

/s/ Richard Freudenstein	/s/ Lynette Ireland
Director Signature	Secretary Signature

RICHARD FREUDENSTEIN	LYNETTE IRELAND
Print Name	Print Name

Signature Page to Deed of Guarantee

Executed as a deed in accordance with section 127 of the Corporations Act 2001 by FOXTEL CABLE TELEVISION PTY LIMITED:

/s/ Richard Freudenstein	/s/ Lynette Ireland
Director Signature	Secretary Signature

RICHARD FREUDENSTEIN	LYNETTE IRELAND
Print Name	Print Name

Signature Page to Deed of Guarantee

Executed as a deed in accordance with section 127 of the Corporations Act 2001 by THE RACING CHANNEL CABLE-TV PTY LIMITED:

/s/ Richard Freudenstein	/s/ Lynette Ireland
Director Signature	Secretary Signature

RICHARD FREUDENSTEIN	LYNETTE IRELAND
Print Name	Print Name

Signature Page to Deed of Guarantee

Executed as a deed in accordance with section 127 of the Corporations Act 2001 by FOXTEL FINANCE PTY LIMITED:

/s/ Richard Freudenstein	/s/ Lynette Ireland
Director Signature	Secretary Signature

RICHARD FREUDENSTEIN	LYNETTE IRELAND
Print Name	Print Name

Signature Page to Deed of Guarantee

Executed as a deed in accordance with section 127 of the Corporations Act 2001 by FOXTEL HOLDINGS PTY LIMITED:

/s/ Richard Freudenstein	/s/ Lynette Ireland
Director Signature	Secretary Signature

RICHARD FREUDENSTEIN	LYNETTE IRELAND
Print Name	Print Name

Signature Page to Deed of Guarantee

Executed as a deed in accordance with section 127 of the Corporations Act 2001 by FOXTEL AUSTRALIA PTY LIMITED:

/s/ Richard Freudenstein	/s/ Lynette Ireland
Director Signature	Secretary Signature

RICHARD FREUDENSTEIN	LYNETTE IRELAND
Print Name	Print Name

Signature Page to Deed of Guarantee

Executed as a deed in accordance with
section 127 of the Corporations Act 2001
by CENTURY PROGRAMMING
VENTURES CORP.:

/s/ Peter Charles Tonagh	/s/ Lynette Ireland
Director Signature	Secretary Signature

PETER CHARLES TONAGH	LYNETTE IRELAND
Print Name	Print Name

Signature Page to Deed of Guarantee

ANNEX I to

Member Guarantee

Member Guarantors

	Company Name	Jurisdiction of Organization	Address

1.	LGI Investments 1 Pty Limited (ACN 151 765 007)	Australia	5 Thomas Holt Drive North Ryde NSW 2113 Australia Attention: Peter Tonagh, Chief Operating Officer

2.	LGI Investments 2 Pty Limited (ACN 151 767 421)	Australia	5 Thomas Holt Drive North Ryde NSW 2113 Australia Attention: Peter Tonagh, Chief Operating Officer

3.	Austar United Communications Pty Limited (ACN 087 695 707)	Australia	5 Thomas Holt Drive North Ryde NSW 2113 Australia Attention: Peter Tonagh, Chief Operating Officer

4.	LGI Bidco Pty Limited (ACN 151 767 449)	Australia	5 Thomas Holt Drive North Ryde NSW 2113 Australia Attention: Peter Tonagh, Chief Operating Officer

5.	Austar United Holdings Pty Limited (ACN 146 562 263)	Australia	5 Thomas Holt Drive North Ryde NSW 2113 Australia Attention: Peter Tonagh, Chief Operating Officer

	Company Name	Jurisdiction of Organization	Address

6.	STV Pty. Ltd. (ACN 065 312 450)	Australia	5 Thomas Holt Drive North Ryde NSW 2113 Australia Attention: Peter Tonagh, Chief Operating Officer

7.	Chippawa Pty. Ltd. (ACN 068 943 635)	Australia	5 Thomas Holt Drive North Ryde NSW 2113 Australia Attention: Peter Tonagh, Chief Operating Officer

8.	Windytide Pty. Ltd. (ACN 068 943 546)	Australia	5 Thomas Holt Drive North Ryde NSW 2113 Australia Attention: Peter Tonagh, Chief Operating Officer

9.	Selectra Pty. Ltd. (ACN 065 367 526)	Australia	5 Thomas Holt Drive North Ryde NSW 2113 Australia Attention: Peter Tonagh, Chief Operating Officer

10.	Kidillia Pty. Ltd. (ACN 068 943 608)	Australia	5 Thomas Holt Drive North Ryde NSW 2113 Australia Attention: Peter Tonagh, Chief Operating Officer

11.	Dovevale Pty. Ltd. (ACN 068 943 591)	Australia	5 Thomas Holt Drive North Ryde NSW 2113 Australia Attention: Peter Tonagh, Chief Operating Officer

Annex I - 2

	Company Name	Jurisdiction of Organization	Address

12.	Wollongong Microwave Pty Ltd (ACN 065 146 321)	Australia	5 Thomas Holt Drive North Ryde NSW 2113 Australia Attention: Peter Tonagh, Chief Operating Officer

13.	CTV Pty. Ltd. (ACN 064 416 128)	Australia	5 Thomas Holt Drive North Ryde NSW 2113 Australia Attention: Peter Tonagh, Chief Operating Officer

14.	Ilona Investments Pty. Ltd. (ACN 068 943 626)	Australia	5 Thomas Holt Drive North Ryde NSW 2113 Australia Attention: Peter Tonagh, Chief Operating Officer

15.	Jacolyn Pty. Ltd. (ACN 064 744 869)	Australia	5 Thomas Holt Drive North Ryde NSW 2113 Australia Attention: Peter Tonagh, Chief Operating Officer

16.	Vinatech Pty. Ltd. (ACN 065 366 314)	Australia	5 Thomas Holt Drive North Ryde NSW 2113 Australia Attention: Peter Tonagh, Chief Operating Officer

17.	Minorite Pty. Ltd. (ACN 068 943 484)	Australia	5 Thomas Holt Drive North Ryde NSW 2113 Australia Attention: Peter Tonagh, Chief Operating Officer

Annex I - 3

	Company Name	Jurisdiction of Organization	Address

18.	Austar United Mobility Pty Ltd (ACN 093 217 522)	Australia	5 Thomas Holt Drive North Ryde NSW 2113 Australia Attention: Peter Tonagh, Chief Operating Officer

19.	Austar United Broadband Pty Ltd (ACN 089 048 439)	Australia	5 Thomas Holt Drive North Ryde NSW 2113 Australia Attention: Peter Tonagh, Chief Operating Officer

20.	eisa Finance Pty Limited (ACN 086 005 585)	Australia	5 Thomas Holt Drive North Ryde NSW 2113 Australia Attention: Peter Tonagh, Chief Operating Officer

21.	Artson System Pty Ltd (ACN 054 001 759)	Australia	5 Thomas Holt Drive North Ryde NSW 2113 Australia Attention: Peter Tonagh, Chief Operating Officer

22.	Austar United Holdco1 Pty Ltd (ACN 093 217 513)	Australia	5 Thomas Holt Drive North Ryde NSW 2113 Australia Attention: Peter Tonagh, Chief Operating Officer

23.	Continental Century Pay TV Pty Limited (ACN 059 914 840)	Australia	5 Thomas Holt Drive North Ryde NSW 2113 Australia Attention: Peter Tonagh, Chief Operating Officer

Annex I - 4

	Company Name	Jurisdiction of Organization	Address

24.	UAP Australia Programming Pty Ltd (ACN 083 851 807)	Australia	5 Thomas Holt Drive North Ryde NSW 2113 Australia Attention: Peter Tonagh, Chief Operating Officer

25.	Saturn (NZ) Holding Company Pty Ltd (ACN 088 052 000)	Australia	5 Thomas Holt Drive North Ryde NSW 2113 Australia Attention: Peter Tonagh, Chief Operating Officer

26.	Century United Programming Ventures Pty Limited (ACN 069 957 759)	Australia	5 Thomas Holt Drive North Ryde NSW 2113 Australia Attention: Peter Tonagh, Chief Operating Officer

27.	XYZnetworks Pty Limited (ACN 066 812 119)	Australia	5 Thomas Holt Drive North Ryde NSW 2113 Australia Attention: Peter Tonagh, Chief Operating Officer

28.	Austar Satellite Ventures Pty Ltd (ACN 082 617 829)	Australia	5 Thomas Holt Drive North Ryde NSW 2113 Australia Attention: Peter Tonagh, Chief Operating Officer

29.	Austar Entertainment Pty Limited (ACN 068 104 530)	Australia	5 Thomas Holt Drive North Ryde NSW 2113 Australia Attention: Peter Tonagh, Chief Operating Officer

Annex I - 5

	Company Name	Jurisdiction of Organization	Address

30.	Austar Services Pty Ltd (ACN 068 521 880)	Australia	5 Thomas Holt Drive North Ryde NSW 2113 Australia Attention: Peter Tonagh, Chief Operating Officer

31.	The Country Music Channel Pty Limited (ACN 075 911 554)	Australia	5 Thomas Holt Drive North Ryde NSW 2113 Australia Attention: Peter Tonagh, Chief Operating Officer

32.	The Weather Channel Australia Pty Ltd (ACN 084 205 587)	Australia	5 Thomas Holt Drive North Ryde NSW 2113 Australia Attention: Peter Tonagh, Chief Operating Officer

33.	Austar Satellite Pty Ltd (ACN 080 269 030)	Australia	5 Thomas Holt Drive North Ryde NSW 2113 Australia Attention: Peter Tonagh, Chief Operating Officer

34.	Artist Services Cable Management Pty Limited (ACN 072 725 289)	Australia	5 Thomas Holt Drive North Ryde NSW 2113 Australia Attention: Peter Tonagh, Chief Operating Officer

35.	Customer Services Pty Limited (ACN 069 272 117)	Australia	5 Thomas Holt Drive North Ryde NSW 2113 Australia Attention: Peter Tonagh, Chief Operating Officer

36.	FOXTEL Cable Television Pty Limited (ACN 069 008 797)	Australia	5 Thomas Holt Drive North Ryde NSW 2113 Australia Attention: Peter Tonagh, Chief Operating Officer

Annex I - 6

	Company Name	Jurisdiction of Organization	Address

37.	The Racing Channel Cable-TV Pty Limited (ACN 069 619 307)	Australia	5 Thomas Holt Drive North Ryde NSW 2113 Australia Attention: Peter Tonagh, Chief Operating Officer

38.	FOXTEL Finance Pty Limited (ACN 151 691 897)	Australia	5 Thomas Holt Drive North Ryde NSW 2113 Australia Attention: Peter Tonagh, Chief Operating Officer

39.	FOXTEL Holdings Pty Limited (ACN 151 690 327)	Australia	5 Thomas Holt Drive North Ryde NSW 2113 Australia Attention: Peter Tonagh, Chief Operating Officer

40.	FOXTEL Australia Pty Limited (ACN 151 691 753)	Australia	5 Thomas Holt Drive North Ryde NSW 2113 Australia Attention: Peter Tonagh, Chief Operating Officer

41.	Century Programming Ventures Corp.	Nevada, United States of America	5 Thomas Holt Drive North Ryde NSW 2113 Australia Attention: Peter Tonagh, Chief Operating Officer

Annex I - 7

ANNEX II to

Member Guarantee

[Form of Accession Deed]

ACCESSION DEED

THIS DEED POLL is made on [insert date] by [insert name of Member Guarantor] (ABN _________________) (incorporated in [insert name of jurisdiction]) of [insert address of Member Guarantor] (“Member Guarantor”).

RECITALS:

A.

Under a Deed of Guarantee (“Deed of Guarantee”) dated 25 July 2012 executed by each Initial Member Guarantor in favour of each person who is from time to time a holder (“Holder”) of one or more of any of the (i) U.S.$150,000,000 3.68% Series D Guaranteed Senior Notes due 2019, (ii) U.S.$200,000,000 4.27% Series E Guaranteed Senior Notes due 2022, (iii) U.S.$150,000,000 4.42% Series F Guaranteed Senior Notes due 2024 and (iv) A$100,000,000 7.04% Series G Guaranteed Senior Notes due 2022, in each case issued by FOXTEL MANAGEMENT PTY LIMITED (ABN 65 068 671 938), a company registered under the laws of Australia (“FOXTEL Management”), in its own capacity (in such capacity, the “Company”), pursuant to the Note and Guarantee Agreement dated as of September 24, 2009, among the Company, Sky Cable Pty Limited (ABN 14 069 799 640) (“Sky Cable”), Telstra Media Pty Limited (ABN 72 069 799 640) (“Telstra Media” and, together with Sky Cable, the “Partners”), FOXTEL Management, in its capacity as agent for the Partners as a partnership carrying on the business of the FOXTEL Partnership and as agent for the FOXTEL Television Partnership, and each of the purchasers listed in Schedule A attached thereto, a person may become a Member Guarantor by execution of this deed poll.

B.	The Member Guarantor wishes to guarantee to each Holder the Guaranteed Obligations and to become a Member Guarantor.

THIS DEED POLL WITNESSES as follows:

1. Definitions and interpretation

(a)	In this deed poll words and phrases defined in the Deed of Guarantee have the same meaning.

(b)	In this deed poll:

“Additional Member Guarantor” means any person that has become a Member Guarantor (since the date of execution of the Deed of Guarantee) by execution of an Accession Deed;

“Existing Member Guarantor” means an Initial Member Guarantor or an Additional Member Guarantor and which, in either case, has not been released from the Deed of Guarantee;

“Guaranteed Obligations” has the same meaning as in the Deed of Guarantee;

“Holder” has the meaning given in Recital A above; and

“Initial Member Guarantor” means each Person that shall have initially executed and delivered the Deed of Guarantee.

(c)	In this deed poll:

(1) A reference to the Deed of Guarantee includes all amendments or supplements to, or replacements or novations of, either of them; and

(2) a reference to a Holder includes its successors and permitted assigns.

2. Guarantee

For valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Member Guarantor hereby jointly and severally with each Existing Member Guarantor absolutely, irrevocably and unconditionally guarantees to each Holder the due and punctual payment and performance of the Guaranteed Obligations.

3. Representations and Warranties

The Member Guarantor represents and warrants as set out in Section 3 of the Deed of Guarantee.

4. Status of Guarantor

The Member Guarantor agrees that it hereby becomes a “Member Guarantor” as defined in, and for all purposes under, the Deed of Guarantee as if named in and as a party to the Deed of Guarantee, and accordingly is bound by the Deed of Guarantee as a Member Guarantor.

5. Benefit of deed poll

This deed poll is given in favour of and for the benefit of:

(a)	each Holder; and

(b)	each Existing Member Guarantor;

and their respective successors and permitted assigns.

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6. Address for notices

The details for the Member Guarantor for service of notices are:

Email:

Address:

Attention:

Facsimile:

7. Jurisdiction and process

The provisions of Section 5.03 of the Deed of Guarantee shall apply, mutatis mutandis, to this deed poll as if set out in full.

8. Governing law and jurisdiction

This deed poll shall be governed by and construed in accordance with the laws of the State of New South Wales in the Commonwealth of Australia.

[MEMBER GUARANTOR]

By:
Name:
Title:

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